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Exhibit 99.1

                               INDEMNITY AGREEMENT

     THIS AGREEMENT made as of the __ day of _______, ____ between Fuel Tech, Inc., a Delaware corporation ("Fuel Tech"), and ("Indemnitee").

     WHEREAS, Fuel Tech and Indemnitee desire that Indemnitee serve or continue to serve as a director and/or officer of Fuel Tech or its subsidiaries (Fuel Tech, together with any such subsidiaries, the "Company"); and

     WHEREAS, Fuel Tech desires and intends hereby to provide indemnification (including advancement of expenses) against any and all liabilities asserted against Indemnitee to the fullest extent permitted by the Certificate of Incorporation of Fuel Tech and Delaware law;

     NOW, THEREFORE,

                                   WITNESSETH:

     THAT for and in consideration of the premises and the covenants contained herein, Fuel Tech and Indemnitee do hereby covenant and agree as follows:

     1. Continued Service. Indemnitee will serve or continue to serve, at the will of Fuel Tech or under separate contract if such exists, as a director and/or officer so long as he is duly elected and qualified in accordance with the Certificate of Incorporation and the By-Laws of Fuel Tech or until he tenders his resignation.

     2. Indemnification. Fuel Tech shall indemnify Indemnitee as follows:

          (a) Except with respect to any matter as to which Indemnitee shall have been adjudicated in any proceeding to be liable to the Company Fuel Tech shall, to the extent legally permissible, indemnify Indemnitee against all liabilities and expenses, including amounts paid in satisfaction of judgments, in settlement or as fines and penalties, and counsel fees, reasonably incurred by him in connection with the defense or disposition of any threatened, pending or completed action, suit or other proceeding, whether civil or criminal, in which he may be a party or threatened to be made a party, while serving or thereafter, by reason of his being or having been a director, officer, trustee, employee or other agent of the Company, or a director, officer, trustee, employee or other agent of any organization in which the Company owns shares or of which the Company is a creditor, provided, however, that Indemnitee is serving in such capacity at the request of the Company and he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

          (b) Indemnification under Subsection (a) shall be made by the Company only as authorized in the specific case upon a determination that indemnification is proper in the circumstances because the person has met the applicable standard of conduct set forth therein. Such determination shall be made:

                    (A) by a majority of the directors of Fuel Tech then in office who are not parties to such action, suit or proceeding, even though less than a quorum; or

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                    (B) by a committee of such directors designated by a
          majority vote of such directors, even though less than a quorum; or

                    (C) by the holders of a majority of the outstanding stock of Fuel Tech at the time entitled to vote for directors, voting as a single class, exclusive of any stock owned by Indemnitee, or

                    (D) in the absence of action by disinterested directors or stockholders, there has been obtained at the request of a majority of the directors then in office an opinion in writing of independent legal counsel to the effect that he met the standard.

          (c) Expenses including counsel fees, reasonably incurred by Indemnitee in connection with the defense or disposition of any such action, suit or other proceeding may be paid from time to time by Fuel Tech in advance of the final disposition thereof upon receipt of an undertaking by Indemnitee to repay the amount so paid to Fuel Tech if it is ultimately determined that indemnification for such expenses is not authorized under this section.

          (d) The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which Indemnitee may be entitled.

     3. Determination of Right to Indemnification. For purposes of making a determination in a specific case whether to make indemnification, the board of directors of Fuel Tech (the "Board of Directors"), independent legal counsel, or stockholders, as the case may be, shall make such determination in accordance with the following procedure:

          (a) Indemnitee may submit to the Board of Directors a sworn statement of request for indemnification substantially in the form of Exhibit 1 attached hereto and made a part hereof ("Indemnification Statement") averring that he has met the applicable standard of conduct set forth in paragraph (a) of Section 2 hereof; and

          (b) Submission of the Indemnification Statement to the Board of Directors shall create a rebuttable presumption that Indemnitee is entitled to indemnification under this Agreement and in any proceeding for the enforcement for the provisions hereof, and the Board of Directors, independent legal counsel, or stockholders, as the case may be, shall within sixty (60) days after submission of the Indemnification Statement specifically determine that Indemnitee is so entitled, unless it or they shall possess sufficient evidence to rebut the presumption that Indemnitee has met the applicable standard of conduct set forth in paragraph (a) of Section 2 hereof, which evidence shall be disclosed to Indemnitee with particularity in a sworn written statement signed by all persons who participated in the determination and voted to deny indemnification.

     4. Authorization of Advancement of Expenses. For purposes of determining whether to authorize advancement of expenses in a specific case pursuant to paragraph (b) of Section 2 hereof, the Board of Directors shall make such determination without reference to the financial ability of Indemnitee to make repayment in accordance with the following procedure:

          (a) Indemnitee may submit to the Board of Directors a sworn statement of request for advancement of expenses substantially in the form of Exhibit 2 attached hereto and made a part hereof ("Undertaking"), averring that (i) he has reasonably incurred or will reasonably incur actual expenses in defending a civil or criminal action, suit or proceeding, and (ii) he


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undertakes to repay such amount if it is ultimately determined that he is not entitled to be indemnified by Fuel Tech under this Agreement or otherwise; and

          (b) Upon receipt of the Undertaking the Board of Directors shall within fourteen (14) days authorize immediate payment of the expenses stated in the Undertaking.

     5. Merger, Consolidation or Change in Control. In the event that Fuel Tech shall be a constituent corporation in a consolidation or merger, whether by sale of assets or otherwise and whether Fuel Tech is the resulting or surviving corporation or is absorbed, or if there is a change in control of Fuel Tech as defined in Section 6 hereof, Indemnitee shall stand in the same position under this Agreement with respect to the resulting, surviving or changed corporation as he would have with respect to Fuel Tech if its separate existence had continued or if there had been no change in the control of Fuel Tech

     6. Certain Definitions. For purposes of this Agreement, the following definitions apply herein:

     The terms "director," "officer," "trustee," "employee," and "agent" include their respective heirs, executors and administrators, and an "interested" director, officer, trustee, employee or agent is one against whom in such capacity the proceedings in question or other proceedings on the same or similar grounds is then pending; a person shall be deemed to have acted in "good faith" and in a manner he reasonably believed to be in the best interests the Company if his action is based on the records or books of account of the Company or another enterprise, or on information supplied to him by the officers of the Company or another enterprise in the course of their duties, or on the advice of legal counsel for the Company or another enterprise or on information or records given or reports made to the Company or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company or another enterprise;

     "other enterprise" shall include any organization in which the Company owns shares or of which the Company is a creditor;

     "serving at the request of the Company" shall include any service at the request or with the express or implied authorization of the Company, as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, Indemnitee with respect to other enterprises; and if Indemnitee acted in good faith and in a manner he reasonably believed to be in the interest of such "other enterprises," he shall be deemed to have acted in "the best interests of the Company" as referred to in this Agreement; and

     "change of control" shall include any change in the ownership of a majority of the capital stock of Fuel Tech or in the composition of a majority of the members of the Board of Directors of Fuel Tech.

     7. Attorneys' Fees. In the event that Indemnitee institutes any legal action to enforce his rights under, or to recover damages for breach of this Agreement, Indemnitee, if he prevails in whole or in part, shall be entitled to recover from Fuel Tech all attorneys' fees and disbursements incurred by him.

     8. Severability. If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected.


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     9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Delaware without regard to its conflict of laws rules.

     10. Modification; Survival. This Agreement contains the entire agreement of the parties relating to the subject matter hereof. This Agreement may be modified only by an instrument in writing signed by both parties hereto. The provisions of this Agreement shall survive the termination of Indemnitee's service as a director and/or officer of Fuel Tech or Fuel Tech.

     11. Deposit of Funds In Trust. In the event that Fuel Tech decides to voluntarily dissolve or to file a voluntary petition for relief under applicable bankruptcy, moratorium or similar laws, then not later than ten (10) days prior to such dissolution or filing, Fuel Tech shall deposit in trust for the exclusive benefit of Indemnitee a cash amount equal to all amounts previously authorized to be paid to Indemnitee hereunder, such amounts to be used to discharge Fuel Tech's obligations to Indemnitee hereunder. Any amounts in such trust not required for such purpose shall be returned to Fuel Tech. This Section 11 shall not apply to dissolution of Fuel Tech NV. in connection with a transaction as to which Section 5 hereof applies.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement and set their seals as of the date first above written.

                                        INDEMNITEE


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        FUEL TECH, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


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                                    EXHIBIT 1

                    STATEMENT OF REQUEST FOR INDEMNIFICATION

STATE OF    )
            )
COUNTY OF   )

     I, ___________________________, being first duly sworn do depose and say as follows:

     1. This Statement is submitted pursuant to the Indemnity Agreement dated _________, ______, 2006, between Fuel Tech, Inc., a Delaware corporation ("Company"), and the undersigned.

     2. I am requesting indemnification against expenses (including attorneys' fees) and all of which have been actually and reasonably incurred by me in connection with a certain action, suit or proceeding to which I am a party or am threatened to be made a party by reason of the fact that I am or was a director or officer of the Company or one of its subsidiaries.

     3. With respect to all matters related to any such action, suit or proceeding, I acted in good faith and in a manner I reasonably believed to be in the best interests of Fuel Tech, Inc.

     4. I am requesting indemnification against the following liabilities.

________________________________________________________________________________

________________________________________________________________________________

     Subscribed and sworn to before me this ___ day of _________________, 2006.


                                        ----------------------------------------
                                        Notary Public in and for said state
                                        and county

                                        My commission expires: _______________

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                                    EXHIBIT 2

                            STATEMENT OF UNDERTAKING

STATE OF    )
            )
COUNTY OF   )

     I, __________________________, being first duly sworn do depose and say as follows:

     1. This Statement is submitted pursuant to the Indemnity Agreement dated _________, ______, 2006, between Fuel Tech, Inc., a Delaware corporation ("Company"), and the undersigned.

     2. I am requesting advancement of certain actual expenses which I have reasonably incurred or will reasonably incur in defending a civil or criminal action, suit or proceeding.

     3. I hereby undertake to repay this advancement of expenses if it is ultimately determined that I am not entitled to be indemnified by the Company.

     4. The expenses for which advancement is requested are as follows:

________________________________________________________________________________

________________________________________________________________________________

     Subscribed and sworn to before me this ___ day of _________________, 2006.


                                        ----------------------------------------
                                        Notary Public in and for said state
                                        and county

                                        My commission expires: _______________